UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 18, 2016

Proteon Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36694	20-4580525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, Waltham, MA 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 890-0102
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our”, “Company” and “Proteon” refer to Proteon Therapeutics, Inc.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            Pursuant to Sections 3.1(e) and 3.15 of the Amended and Restated By-laws, on October 18, 2016, the Company’s Board of Directors (the “Board”) appointed Paul J. Hastings to serve as a member and Chairman of the Board, effective immediately.  Mr. Hastings will serve in the second class of directors, with a term expiring on the date of Company’s Annual Meeting of Stockholders for the year 2019.  On October 20, 2016, the Company issued a press release announcing Mr. Hastings’ appointment as Chairman of the Board, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

            In connection with Mr. Hastings’ appointment to the Board, the Board affirmatively determined that Mr. Hastings qualifies as “independent” under the applicable rules and requirements of NASDAQ and the rules of the Securities and Exchange Act of 1934, as amended.

            There are no agreements or understandings between Mr. Hastings and any other person pursuant to which he was appointed as a director of the Company.  Neither Mr. Hastings nor any of his immediate family members has been a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

            In connection with Mr. Hastings’ appointment to and service on the Board and consistent with the compensation arrangements for non-employee directors as further described under the heading Director Compensation in the Company’s 2016 proxy statement (the “Proxy Statement”), Mr. Hastings will receive annual cash retainers for his service on the Board as a member and Chairman.  In addition, on October 18, 2016, the Board granted Mr. Hastings an option to purchase 13,333 of the Company’s common stock (the “Option Grant”) subject to the terms and conditions of the Company’s stock plans.  The shares underlying the option will vest annually over three years measured from the date of grant.  The Company plans to enter into a standard Indemnification Agreement with Mr. Hastings in the form of Amended and Restated Indemnification Agreement filed as Exhibit 10.30 to the Company’s Form S-1/A filed with the Securities and Exchange Commission on October 7, 2014.

            In addition, on October 18, 2016, the Board appointed Mr. Hastings to serve as a member and Chairman of the Governance and Nominating Committee.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 20, 2016, issued by Proteon Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proteon Therapeutics, Inc.

Date: October 20, 2016	By:	/s/ George A. Eldridge
George A. Eldridge
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 20, 2016, issued by Proteon Therapeutics, Inc.